UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2010

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 47.0%
CONSUMER DISCRETIONARY - 1.9%
Leisure Equipment & Products - 0.0%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	$110,000	$105,325

Media - 1.7%
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	1,600,000	1,672,600
News America Holdings Inc.	9.250%	2/1/13	1,000,000	1,175,780
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	645,920
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,072,084
Time Warner Inc.	5.500%	11/15/11	1,850,000	1,964,106
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	971,465

Total Media				7,501,955

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	990,000	1,044,450

TOTAL CONSUMER DISCRETIONARY				8,651,730

CONSUMER STAPLES - 2.5%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,194,813
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,277,671
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	513,952

Total Beverages				2,986,436

Food & Staples Retailing - 0.2%
Kroger Co., Notes	3.900%	10/1/15	770,000	780,401

Food Products - 1.0%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,258,509
Unilever Capital Corp.	7.125%	11/1/10	2,425,000	2,517,315

Total Food Products				4,775,824

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	444,528
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	219,082
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,182,378
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	1,001,471

Total Tobacco				2,847,459

TOTAL CONSUMER STAPLES				11,390,120

ENERGY - 4.4%
Oil, Gas & Consumable Fuels - 4.4%
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,988,232
ConocoPhillips	4.750%	10/15/12	1,000,000	1,077,100
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,350,000	1,457,186
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,093,655
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,842,159
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	370,000	469,072
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,081,609
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	2,510,000	2,637,777
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	2,120,000	2,457,665
Pemex Project Funding Master Trust, Senior Notes	0.852%	12/3/12	2,131,000	2,120,345	(a)(b)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	959,749
Williams Cos. Inc.	6.375%	10/1/10	1,100,000	1,120,465	(a)
XTO Energy Inc., Senior Notes	5.650%	4/1/16	1,430,000	1,585,267

TOTAL ENERGY				19,890,281

FINANCIALS - 29.3%
Capital Markets - 4.7%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	1,925,094
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	988,287
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	5,580,000	4,756,950	(b)(c)
Goldman Sachs Group Inc.	6.600%	1/15/12	830,000	900,971
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	436,761
Kaupthing Bank HF, Senior Notes	5.453%	1/15/10	190,000	51,775	(a)(b)(d)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	577,700	(a)(d)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	$890,000	$242,525	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	2,620,000	13,100	(b)(c)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	4,050	(d)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,696,505	(a)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,064,373	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	2,079,486
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	1,700,000	1,816,610
Morgan Stanley, Notes	5.300%	3/1/13	790,000	841,312
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,970,000	1,945,568

Total Capital Markets				21,341,067

Commercial Banks - 13.4%
Achmea Hypotheekbank NV	3.200%	11/3/14	3,040,000	3,082,028	(a)
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,373,599	(a)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	3,330,000	3,330,000	(a)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	2,220,000	2,306,303	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	322,544	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,470,000	1,486,959	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	363,413
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	175,583	(a)
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	703,392
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,421,588	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	994,472	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	696,000	(a)(b)(c)
Depfa ACS Bank, Senior Secured Bonds	4.250%	8/16/10	4,500,000	4,532,823	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,354,679	(a)
Glitnir Banki HF, Notes	5.815%	1/21/11	3,550,000	1,065,000	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	910	(a)(b)(d)(e)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,048,118	(a)
Landsbanki Islands HF	7.431%	10/19/17	590,000	1,534	(a)(b)(c)(d)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	206,400	(a)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,613,347
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	1,140,000	1,124,987	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	665,689	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	2,290,000	2,148,799	(a)(b)(c)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,860,000	1,861,564
Santander US Debt SA Unipersonal, Senior Notes	0.299%	7/23/10	1,960,000	1,960,265	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	299,192	(a)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	1,780,000	1,235,817	(a)(b)(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	350,000	288,903	(b)
Swedbank AB, Bonds	3.000%	12/22/11	2,010,000	2,068,340	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,060,000	4,338,950	(b)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	900,000	829,653
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	2,320,000	2,407,000	(b)(c)
Westpac Banking Corp., Notes	3.250%	12/16/11	6,560,000	6,785,782	(a)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,438,489

Total Commercial Banks				60,532,122

Consumer Finance - 4.1%
Aiful Corp., Notes	5.000%	8/10/10	470,000	451,200	(a)
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,100,000	2,063,250	(b)
American Express Credit Corp., Senior Notes	0.378%	10/4/10	4,000,000	3,998,512	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	420,000	446,364
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	966,080	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	816,090
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	1,063,471
GMAC Inc., Notes	2.200%	12/19/12	2,290,000	2,325,559
GMAC Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,131,820
GMAC Inc., Subordinated Notes	8.000%	12/31/18	487,000	484,565
Nelnet Inc., Notes	7.400%	9/29/36	380,000	316,140	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
SLM Corp., Medium-Term Notes	5.375%	5/15/14	$1,790,000	$1,696,999
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000	597,576

Total Consumer Finance				18,357,626

Diversified Financial Services - 5.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	252,365
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,758,465
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	352,219
FDIC Structured Sale Guaranteed Notes, Notes, zero coupon bond	0.000%	10/25/13	1,150,000	1,054,473	(a)(f)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,840,000	2,026,309
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	418,682
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,725,000	1,630,125	(b)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,878,944
ILFC E-Capital Trust I	5.900%	12/21/65	270,000	210,600	(a)(b)
International Lease Finance Corp., Medium-Term Notes	0.601%	7/13/12	580,000	517,145	(b)
JPMorgan Chase Bank N.A., Medium-Term Notes	3.100%	2/11/11	870,000	876,351	(a)(b)
Merna Reinsurance Ltd., Subordinated Notes	2.040%	7/7/10	1,250,000	1,239,750	(a)(b)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,600,000	1,588,507	(b)(c)
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	1,983,318
TNK-BP Finance SA	6.875%	7/18/11	570,000	595,650	(a)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	104,625	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	755,593	(a)
ZFS Finance USA Trust I	1.407%	12/15/65	2,390,000	2,273,487	(a)(b)

Total Diversified Financial Services				23,516,608

Insurance - 1.7%
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,592,565
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,078,123	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,252,351
Suncorp-Metway Ltd., Senior Notes	1.751%	7/16/12	2,850,000	2,939,407	(a)(b)

Total Insurance				7,862,446

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	600,000	638,127

TOTAL FINANCIALS				132,247,996

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 1.2%
Baxter FinCo BV	4.750%	10/15/10	1,330,000	1,361,117
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,068,495
Hospira Inc., Senior Notes	5.550%	3/30/12	1,600,000	1,702,363
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,334,802

Total Health Care Equipment & Supplies				5,466,777

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	545,776

TOTAL HEALTH CARE				6,012,553

INDUSTRIALS - 2.1%
Airlines - 0.7%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,134,653	1,143,162
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	702,702	716,756
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	739,038	679,915
Northwest Airlines Inc., Pass-Through Certificates	1.175%	5/20/14	755,670	649,876	(b)

Total Airlines				3,189,709

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	930,000	1,011,470

Industrial Conglomerates - 1.2%
Tyco International Group SA, Senior Notes	6.375%	10/15/11	3,480,000	3,750,814
United Technologies Corp., Senior Notes	5.375%	12/15/17	1,360,000	1,469,175

Total Industrial Conglomerates				5,219,989

TOTAL INDUSTRIALS				9,421,168

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 0.4%
Chemicals - 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	$90,000	$93,514
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,188,488

Total Chemicals				1,282,002

Metals & Mining - 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	480,000	521,611

TOTAL MATERIALS				1,803,613

TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.4%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,073,459
Deutsche Telekom International Finance BV	8.500%	6/15/10	1,950,000	1,978,930
France Telecom SA, Notes	7.750%	3/1/11	2,070,000	2,198,172
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	1,980,000	2,049,648
Qwest Corp., Senior Notes	7.875%	9/1/11	1,200,000	1,278,000
Telecom Italia Capital SA	0.729%	2/1/11	1,500,000	1,495,730	(b)
Telefonica Emisiones SAU	0.580%	2/4/13	2,490,000	2,437,917	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	552,859

Total Diversified Telecommunication Services				15,064,715

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	650,000	655,455	(a)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	1,530,000	1,578,062
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	577,582
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,290,000	1,348,050

Total Wireless Telecommunication Services				4,159,149

TOTAL TELECOMMUNICATION SERVICES				19,223,864

UTILITIES - 0.8%
Electric Utilities - 0.5%
FirstEnergy Corp., Notes	6.450%	11/15/11	70,000	74,274
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,137,223
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,181,405

Total Electric Utilities				2,392,902

Multi-Utilities - 0.3%
Dominion Resources Inc., Notes	4.750%	12/15/10	1,300,000	1,335,784
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,636

Total Multi-Utilities				1,348,420

TOTAL UTILITIES				3,741,322

TOTAL CORPORATE BONDS & NOTES (Cost - $219,174,375)				212,382,647

ASSET-BACKED SECURITIES - 12.8%
FINANCIALS - 12.8%
Automobiles - 1.9%
ARI Fleet Lease Trust, 2010-A A	1.680%	8/15/18	1,077,467	1,077,771	(a)(b)
Drive Auto Receivables Trust, 2006-1 A4	5.540%	12/16/13	1,147,240	1,171,066	(a)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	712,591	715,593
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	1,680,000	1,684,789
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	1,977,707	(a)
Nissan Master Owner Trust Receivables, 2010-AA A	1.380%	1/15/15	1,940,000	1,946,863	(a)(b)

Total Automobiles				8,573,789

Credit Cards - 3.5%
Bank of America Credit Card Trust, 2006-A9 A9	0.240%	2/15/13	3,770,000	3,765,740	(b)
Bank of America Credit Card Trust, 2008-A1 A1	0.810%	4/15/13	2,400,000	2,404,311	(b)
Chase Issuance Trust, 2006-A5 A	0.250%	11/15/13	3,640,000	3,631,044	(b)
Chase Issuance Trust, 2009-A4 A4	0.980%	6/15/12	2,700,000	2,703,686	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,311,370

Total Credit Cards				15,816,151

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - 5.2%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.576%	1/25/36	$620,000	$422,210	(b)
Asset Backed Funding Certificates, 2002-WF2 A2	1.371%	5/25/32	221,263	181,427	(b)
Asset Backed Funding Certificates, 2004-OPT2 M1	0.796%	8/25/33	400,000	301,832	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.766%	6/25/34	1,527,621	1,337,094	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 22A1	5.568%	10/25/36	298,304	160,831	(b)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.646%	11/25/46	1,217,476	569,720	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	201,152	147,477	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	1,337,616	1,096,384
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.146%	10/25/47	2,545,572	1,706,435	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.446%	2/25/37	305,325	216,201	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.510%	2/15/34	322,094	118,617	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	2,171,002	1,574,640	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	8/15/37	1,177,576	869,905	(b)
GSAMP Trust, 2006-SEA1 A	0.546%	5/25/36	570,879	396,993	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.546%	12/25/36	1,085,578	640,382	(a)(b)(f)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.546%	3/25/35	1,442,903	1,082,177	(a)(b)(f)
GSRPM Mortgage Loan Trust, 2007-1 A	0.646%	3/25/37	1,989,073	827,665	(a)(b)
Lehman XS Trust, 2005-5N 3A1A	0.546%	11/25/35	1,208,151	750,012	(b)
Lehman XS Trust, 2006-4N A1D1	0.576%	4/25/46	12,004,490	1,846,178	(b)
Long Beach Mortgage Loan Trust, 2006-A A1	0.336%	5/25/36	3,001,679	44,696	(b)
MASTR Specialized Loan Trust, 2006-1 A	0.546%	1/25/36	302,451	219,393	(a)(b)
Park Place Securities Inc., 2004-WCW1 M2	0.926%	9/25/34	400,000	324,393	(b)
RAAC Series, 2007-RP1 A	0.536%	5/25/46	1,930,725	1,051,296	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	23,065	22,919
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	704,282	694,903	(b)
SACO I Trust, 2006-5 1A	0.546%	4/25/36	841,886	141,254	(b)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.386%	5/25/36	328,737	272,159	(b)
Small Business Administration, 2004-2	3.080%	9/25/18	933,570	962,158	(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.146%	11/25/34	530,000	403,187	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	399,488	355,265	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.386%	5/25/47	800,000	519,517	(b)
Structured Asset Securities Corp., 2007-TC1 A	0.546%	4/25/31	3,944,205	3,070,162	(a)(b)
Wachovia Asset Securitization Inc., 2004-HE1 A	0.466%	6/25/34	1,777,429	1,085,236	(b)(f)
WaMu Asset-Backed Certificates, 2007-HE1 2A3	0.396%	1/25/37	800,000	276,638	(b)

Total Home Equity				23,689,356

Student Loan - 2.2%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	4,390,000	4,624,201	(b)
SLC Student Loan Trust, 2008-2 A1	0.657%	9/15/14	697,487	698,078	(b)
SLM Student Loan Trust, 2003-11 A4	0.447%	6/15/20	674,206	672,126	(b)
SLM Student Loan Trust, 2003-5 A4	0.467%	12/17/18	1,714,975	1,713,988	(b)
SLM Student Loan Trust, 2005-10 A3	0.299%	10/25/16	1,299,403	1,298,026	(b)
SLM Student Loan Trust, 2006-7 A3	0.269%	7/25/18	1,093,115	1,092,600	(b)

Total Student Loan				10,099,019

TOTAL ASSET-BACKED SECURITIES (Cost - $66,886,140)				58,178,315

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.0%
American Home Mortgage Investment Trust, 2005-1 6A	5.294%	6/25/45	1,803,554	1,426,745	(b)
American Home Mortgage Investment Trust, 2005-4 1A1	0.536%	11/25/45	1,198,257	730,713	(b)
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	240,895	166,312	(b)
Banc of America Funding Corp., 2005-E 4A1	2.995%	3/20/35	495,973	459,711	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banc of America Funding Corp., 2006-D 1A1	0.410%	5/20/36	$1,222,955	$918,603	(b)
Banc of America Funding Corp., 2006-E 2A1	5.762%	6/20/36	2,233,565	1,457,826	(b)
Banc of America Mortgage Securities, 2002-J B1	3.666%	9/25/32	170,077	108,406	(b)
Banc of America Mortgage Securities, 2003-C B1	4.027%	4/25/33	668,593	205,682	(b)
Banc of America Mortgage Securities, 2004-E 1A1	4.051%	6/25/34	539,837	490,157	(b)
Banc of America Mortgage Securities, 2005-F 2A2	4.977%	7/25/35	1,373,664	1,165,968	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.596%	8/25/35	1,182,723	862,861	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.623%	9/25/34	556,571	442,601	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.406%	1/25/47	1,284,488	578,148	(b)
Bear Stearns ARM Trust, 2004-10 15A1	3.467%	1/25/35	190,382	164,234	(b)
Bear Stearns ARM Trust, 2006-4 1A1	3.581%	10/25/36	396,899	234,184	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.496%	6/25/38	1,694,236	796,291	(a)(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	4.126%	2/25/37	468,229	436,064	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.546%	8/25/35	16,973	10,582	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.536%	10/25/35	53,876	31,622	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.446%	1/25/36	29,715	16,740	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A2	0.476%	5/25/36	13,982	7,535	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.476%	7/25/36	160,839	90,841	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.646%	5/25/35	345,806	298,258	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.726%	3/25/37	1,348,091	814,089	(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.688%	8/25/47	732,186	546,862	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.117%	12/25/34	119,727	99,941	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.582%	12/25/34	98,122	73,663	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.556%	11/25/35	682,648	369,006	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.559%	11/20/35	1,141,166	603,301	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.620%	11/20/35	2,232,716	502,762	(b)
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.470%	5/20/46	1,458,018	655,734	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.436%	7/25/46	1,989,529	1,051,959	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.526%	7/25/35	233,498	213,866	(b)
Countrywide Home Loan, 2003-HYB1 1A1	3.291%	5/19/33	207,241	188,209	(b)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-23 A	2.454%	11/25/34	881,634	535,111	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	1,010,016	995,735
Countrywide Home Loans, 2003-HYB3 6A1	3.616%	11/19/33	135,628	114,268	(b)
Countrywide Home Loans, 2004-R2 1AF1	0.666%	11/25/34	190,082	153,616	(a)(b)
Countrywide Home Loans, 2005-R2 1AF2	0.586%	6/25/35	248,671	154,783	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.666%	7/25/36	210,654	159,630	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	5.650%	7/27/36	816,373	780,231	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	3.618%	6/25/34	935,401	888,770	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.411%	4/19/47	745,154	458,546	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.487%	3/19/45	446,459	276,193	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.779%	2/25/48	1,000,000	1,002,810	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	292,716
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	285,515	310,541	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.616%	2/25/37	$311,317	$153,663	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.893%	2/25/35	1,562,864	1,551,573	(b)
First Union National Bank-Bank of America Commercial Mortgage Trust, 2001-C1 A2	6.136%	3/15/33	1,110,110	1,131,357
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	2,230,000	2,327,510
Government National Mortgage Association (GNMA), 1996-12 S	8.270%	6/16/26	1,047,941	172,772	(b)(e)
Government National Mortgage Association (GNMA), 1996-17 S	8.320%	8/16/26	776,022	125,846	(b)(e)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.779%	3/20/60	1,680,000	1,680,000	(b)(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.476%	9/25/35	531,459	226,700	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.456%	4/25/36	1,764,958	941,454	(b)
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.366%	12/25/46	286,862	38,918	(b)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.326%	2/25/47	54,736	41,835	(b)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	1,325,000	1,369,994	(a)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.832%	6/25/34	1,891,145	1,620,933	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	1,887,570	1,505,119	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.646%	4/25/36	313,960	265,723	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	3.035%	5/25/35	393,833	314,421	(b)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.637%	11/19/34	305,844	166,998	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.616%	12/25/34	641,446	543,078	(b)
Homebanc Mortgage Trust, 2005-1 A1	0.496%	3/25/35	1,054,100	692,064	(b)
IMPAC CMB Trust, 2004-5 1A1	0.606%	10/25/34	588,363	475,612	(b)
IMPAC CMB Trust, 2004-6 1A2	1.026%	10/25/34	192,019	157,840	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.143%	11/25/37	612,665	450,332	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.606%	1/25/35	474,000	283,664	(b)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.456%	5/25/46	463,026	249,022	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	497,771	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	4.308%	10/25/33	1,098,170	1,041,186	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.802%	2/25/34	413,307	407,636	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	3.423%	11/25/33	440,303	431,731	(b)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	1,240,000	1,309,129	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.446%	2/25/46	1,868,056	975,141	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	294,109	271,306
MASTR, Asset Securitization Trust, 2004-1 1A1	5.000%	2/25/34	172,431	172,221
MASTR ARM Trust, 2003-6 1A2	3.825%	12/25/33	202,830	180,192	(b)
MASTR ARM Trust, 2004-13 3A7	3.097%	11/21/34	3,000,000	2,647,824	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	3.203%	3/25/33	1,078,084	785,589	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.604%	9/25/33	89,513	82,649	(b)
New York Mortgage Trust Inc., 2005-2 A	0.576%	8/25/35	1,028,116	903,550	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.618%	12/25/34	1,794,941	1,577,954	(b)
Prime Mortgage Trust, 2005-2 2A1	7.454%	10/25/32	636,002	612,264	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	20,812	20,664
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	19,153	18,829
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	38,898	37,801
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	901,373	835,484

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Sequoia Mortgage Trust, 2003-2 A2	0.931%	6/20/33	$259,779	$222,564	(b)
Structured ARM Loan Trust, 2004-20 3A1	2.817%	1/25/35	620,600	522,232	(b)
Structured ARM Loan Trust, 2004-4 3A1	3.035%	4/25/34	433,199	351,462	(b)
Structured ARM Loan Trust, 2004-7 A1	0.651%	6/25/34	416,817	297,237	(b)
Structured ARM Loan Trust, 2005-12 3A1	5.099%	6/25/35	543,891	373,434	(b)
Structured ARM Loan Trust, 2005-15 1A1	5.060%	7/25/35	752,991	503,590	(b)
Structured ARM Loan Trust, 2005-4 1A1	3.154%	3/25/35	716,298	475,780	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.476%	2/25/36	605,444	319,618	(b)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.456%	8/25/36	1,068,471	593,702	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.974%	6/25/32	246,313	58,702	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.706%	8/25/32	333,773	314,683	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,826,956	1,381,574
Structured Asset Securities Corp., 2002-8A 7A1	2.159%	5/25/32	203,867	180,996	(b)
Structured Asset Securities Corp., 2004-2 4A1	3.009%	3/25/34	1,276,358	1,183,688	(b)
Structured Asset Securities Corp., 2004-5 1A	3.104%	5/25/34	100,084	87,903	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.646%	9/25/33	966,288	816,513	(a)(b)(e)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,560,000	2,361,405
Structured Asset Securities Corp., 2005-RF3 2A	4.863%	6/25/35	1,251,460	1,035,299	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.846%	8/25/33	330,217	325,979	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	396,882	259,075	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.754%	1/25/35	827,834	786,653	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	3.078%	3/25/47	2,892,872	1,711,509	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.273%	7/25/47	4,286,859	2,485,168	(b)
Washington Mutual Inc., 2005-AR4 A5	2.716%	4/25/35	200,000	145,790	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.536%	7/25/45	597,880	462,565	(b)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.431%	9/25/46	664,637	397,266	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.566%	8/25/45	568,813	440,750	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.526%	11/25/45	1,750,202	1,175,523	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.566%	7/25/45	716,213	533,811	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR9 1A	1.471%	8/25/46	111,824	66,208	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.213%	6/25/47	742,709	442,282	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA2 1A	1.171%	3/25/47	710,695	416,022	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.813%	6/25/33	497,921	474,034	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	1,046,072	1,077,452
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.825%	10/25/33	1,461,326	1,305,550	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.566%	2/25/36	1,010,719	182,891	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.433%	6/25/46	672,514	262,118	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	4.986%	12/25/34	1,117,309	1,100,806	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	3.407%	7/25/34	$412,238	$130,532	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $96,685,385)				76,900,141

MORTGAGE-BACKED SECURITIES - 6.0%
FHLMC - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	1/1/17-1/1/21	42,920	48,193
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	417	464
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	165,245	190,736
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	881,477	991,887

Total FHLMC				1,231,280

FNMA - 5.2%
Federal National Mortgage Association (FNMA)	8.500%	8/1/11	28	28
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	134,860	143,982
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	5,002	5,585
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	17,892	21,031
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	50,861	55,655
Federal National Mortgage Association (FNMA)	7.000%	12/1/26-1/1/33	2,583,123	2,903,488
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	100	107
Federal National Mortgage Association (FNMA)	3.060%	5/1/32	32,330	32,598	(b)
Federal National Mortgage Association (FNMA)	3.122%	8/1/32	88,908	91,666	(b)
Federal National Mortgage Association (FNMA)	2.590%	12/1/32	255,233	262,973	(b)
Federal National Mortgage Association (FNMA)	2.021%	1/1/33	571,694	585,770	(b)
Federal National Mortgage Association (FNMA)	2.279%	5/1/34	1,209,606	1,232,216	(b)
Federal National Mortgage Association (FNMA)	3.469%	5/1/35	2,251,182	2,321,479	(b)
Federal National Mortgage Association (FNMA)	3.602%	12/1/39	15,703,001	16,055,904	(b)

Total FNMA				23,712,482

GNMA - 0.5%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	103,308	111,988
Government National Mortgage Association (GNMA)	9.000%	9/15/22	517	596
Government National Mortgage Association (GNMA)	1.850%	1/20/60	1,888,698	1,938,452	(b)(f)

Total GNMA				2,051,036

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $26,634,217)				26,994,798

SOVEREIGN BOND - 0.8%
Japan - 0.8%
Japan Bank for International Coop., Senior Notes (Cost - $3,590,641)	2.875%	2/2/15	3,600,000	3,609,594

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.4%
U.S. Government Agencies - 5.8%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/18/10	800,000	819,057
Federal Home Loan Mortgage Corp. (FHLMC)	0.160%	5/4/11	20,000,000	20,017,620	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.125%	3/23/12	1,180,000	1,201,914
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	2,930,000	3,191,329
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.237%	4/1/33	945,246	966,288	(b)

Total U.S. Government Agencies				26,196,208

U.S. Government Obligations - 4.6%
U.S. Treasury Notes	1.000%	3/31/12	2,240,000	2,239,648
U.S. Treasury Notes	1.375%	3/15/13	1,010,000	1,004,398
U.S. Treasury Notes	2.375%	2/28/15	13,530,000	13,441,284
U.S. Treasury Notes	2.500%	3/31/15	1,780,000	1,775,555
U.S. Treasury Notes	3.375%	11/15/19	2,100,000	2,026,994

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	3.625%	2/15/20	$290,000	$285,152

Total U.S. Government Obligations				20,773,031

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $47,114,154)				46,969,239

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Home Ownership Funding Corp.	1.000%		500	48,066	(a)(e)(f)
Home Ownership Funding II	1.000%		1,400	134,585	(a)(e)(f)

Total Diversified Financial Services				182,651

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		53,075	67,405	*(b)
Federal National Mortgage Association (FNMA)	8.250%		38,350	48,705	*(b)

Total Thrifts & Mortgage Finance				116,110

TOTAL PREFERRED STOCKS (Cost - $3,823,073)				298,761

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTION - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.13 (Cost - $35,147)		4/16/10	403	17,631

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $463,943,132)				425,351,126

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 5.0%
Supranationals/Sovereigns - 0.7%
International Bank for Reconstruction and Development, Discount Notes (Cost - $2,999,460)	0.180%	5/7/10	$3,000,000	2,999,460	(g)

U.S. Government Agencies - 0.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	6/1/10	3,300,000	3,299,495	(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.180%	8/23/10	1,030,000	1,029,176	(g)(h)

Total U.S. Government Agencies (Cost - $4,328,420)				4,328,671

Repurchase Agreement - 3.4%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $15,362,004; (Fully collateralized by U.S. government agency obligations, 0.000% due 4/13/10; Market value - $15,750,000) (Cost - $15,362,000)	0.010%	4/1/10	15,362,000	15,362,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $22,689,880)				22,690,131

TOTAL INVESTMENTS - 99.1% (Cost - $486,633,012#)				448,041,257
Other Assets in Excess of Liabilities - 0.9%				4,120,632

TOTAL NET ASSETS - 100.0%				$452,161,889

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of March 31, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2010

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	26	$17,225
Eurodollar Futures, Call	6/14/10	99.50	65	24,375
Eurodollar Futures, Call	9/13/10	99.50	267	63,413
Eurodollar Futures, Call	9/13/10	98.75	53	97,056
Eurodollar Futures, Call	3/14/11	98.75	86	82,775
Eurodollar Futures, Put	6/14/10	99.50	65	2,844
Eurodollar Futures, Put	3/14/11	98.75	86	67,725
Eurodollar Mid Curve 1-Year Futures, Put	4/16/10	97.88	403	5,037

TOTAL WRITTEN OPTIONS (Premiums received - $349,397)				$360,450

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$211,328,174	$1,054,473	$212,382,647
Asset-backed securities	—	57,096,138	1,082,177	58,178,315
Collateralized mortgage obligations	—	74,403,628	2,496,513	76,900,141
Mortgage-backed securities	—	25,056,346	1,938,452	26,994,798
Sovereign bond	—	3,609,594	—	3,609,594
U.S. government & agency obligations	—	46,969,239	—	46,969,239
Preferred stocks	$116,110	—	182,651	298,761
Purchased options	17,631	—	—	17,631

Total long-term investments	$133,741	$418,463,119	$6,754,266	$425,351,126

Short-term investments†	—	22,690,131	—	22,690,131

Total investments	$133,741	$441,153,250	$6,754,266	$448,041,257

Other financial instruments:
Futures contracts	$(149,017)	—	—	$(149,017)
Written options	(360,450)	—	—	(360,450)
Credit default swaps on corporate issues - buy protection‡	—	$(22,519)	—	(22,519)
Credit default swaps on credit indices - sell protection‡	—	(131,613)	—	(131,613)

Total other financial instruments	$(509,467)	$(154,132)	—	$(663,599)

Total	$(375,726)	$440,999,118	$6,754,266	$447,377,658

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—	—	—	—	$182,554	$182,554
Accrued premiums/discounts	$1,085	—	$413	—	—	1,498
Realized gain/(loss)(1)	—	—	2,378	—	—	2,378
Change in unrealized appreciation (depreciation)(2)	(7,114)	—	(3,948)	$(415)	97	(11,380)
Net purchases (sales)	1,060,502	—	2,497,670	1,938,867	—	5,497,039
Transfers into Level 3	—	$1,082,177	—	—	—	1,082,177
Transfers out of Level 3	—	—	—	—	—	—

Balance as of March 31, 2010	$1,054,473	$1,082,177	$2,496,513	$1,938,452	$182,651	$6,754,266

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$(7,114)	—	$(3,948)	$(415)	$97	$(11,380)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance

Notes to Schedule of Investments (unaudited) (continued)

risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,764,544
Gross unrealized depreciation	(47,356,299)

Net unrealized depreciation	$(38,591,755)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	150	12/11	$36,381,688	$36,646,875	$265,187
U.S. Treasury 5-Year Notes	356	6/10	40,983,063	40,884,375	(98,688)

					166,499

Contracts to Sell:
Eurodollar	150	12/10	36,884,200	37,188,750	(304,550)
U.S. Treasury 10-Year Notes	69	6/10	8,010,284	8,021,250	(10,966)

					(315,516)

Net Unrealized Loss on Open Futures Contracts					$(149,017)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	461	$273,250
Options written	1,550	473,838
Options closed	(859)	(356,533)
Options expired	(101)	(41,158)

Written options, outstanding March 31, 2010	1,051	$349,397

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—BUY PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010(3)	PERIODIC PAYMENTS MADE BY THE FUND ‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$200,000	3/20/13	3.828%	5.000% quarterly	$(6,440)	$(1,364)	$(5,076)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	300,000	3/20/15	4.627%	5.000% quarterly	(4,697)	2,911	(7,608)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	300,000	3/20/11	3.165%	5.000% quarterly	(5,286)	(3,376)	(1,910)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	4.750%	5.000% quarterly	(6,096)	9,720	(15,816)

Total	$1,170,000				$(22,519)	$7,891	$(30,410)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION

Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$923,599	7/25/45	0.180% monthly	$(131,613)	$(56,150)	$(75,463)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Option, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$265,187	$(414,204)	—	$(360,450)	—	$(509,467)

Credit Contracts	—	—	—	—	$(154,132)	$(154,132)

Equity Contracts	—	—	$17,631	—	—	$17,631

Other Contracts	—	—	—	—	—	—

Total	$265,187	$(414,204)	$17,631	$(360,450)	$(154,132)	$(645,968)

During the period ended March 31, 2010, the Fund had average market values of $81,195,146, $44,822,477, $318,005 and $6,452 in futures contracts (to buy), futures contracts (to sell), written options and purchased options, respectively. Additionally, the Fund had average notional balances of $585,000 and $944,119 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $154,132. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: May 27, 2010